Supplement Dated October 31, 2022

To

THE INITIAL SUMMARY PROSPECTUSES, DATED MAY 1, 2022

FOR

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY

AND

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY-FP SERIES

This supplement amends the Initial Summary Prospectus (the “ISP”) for the New York Life IndexFlex Variable Annuity and the ISP for the New York Life IndexFlex Variable Annuity- FP Series. You should read this information carefully and retain this supplement for future reference together with the ISP for your policy. This supplement is not valid unless it is read in conjunction with the ISP for your policy. All capitalized terms used but not defined in this supplement have the same meaning as those included in the ISPs.

In the “Overview of the Policy”, the description of “Recurring Term Strategies” is amended to add the following:

For policies issued on November 28, 2022 or later, the maximum Cap and Flat Rates for Recurring Term Strategies that begin during the Surrender Charge Period will be at least 0.25% lower than the Cap Rates and Flat Rates shown on the Policy Data Page for Initial Term Strategies with the same Interest Crediting Method and Index.

For policies issued before November 28, 2022, during the Surrender Charge Period the Cap Rates and Flat Rates for the Recurring Term Strategies will never exceed the rates on the Policy Data Page for the Initial Term Strategies with the same Interest Crediting Method and Index.

You can contact us (see “Contacting NYLIAC” in the Prospectus) or your registered representative to get information about the Cap and Flat Rates in effect on a particular date.

The other sections of the ISPs remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010